UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 16, 2017

LIFEWAY FOODS, INC.

(Exact name of registrant as specified in its charter)

ILLINOIS	000-17363	36-3442829
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6431 Oakton St. Morton Grove, IL		60053
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (847) 967-1010

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 16, 2017, the Company’s Board of Directors voted to expand the Board to nine members and appointed Mariano Lozano to fill one of the two newly created Board positions. The other remains vacant.

Mr. Lozano served as a director of the Company from March 2015 until June 2017. He is an Argentine citizen and was appointed Chief Operating Officer of Danone’s Dairy World Business Unit (outside of North America) effective April 12, 2017. He previously served as President and CEO of the Dannon Company, Inc., from January 2014 through April 2017. From March 2009 to December 2013, Mr. Lozano was General Manager of DANONE Brazil. Mr. Lozano holds an Industrial Engineer Diploma from the University of Buenos Aires, Argentina and brings deep industry experience. Mr. Lozano currently holds no other directorships in any other reporting company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Company’s Amended and Restated Bylaws were approved and adopted by the Company’s board of directors on June 16, 2017, to be effective immediately.

A copy of the Company’s Amended and Restated Bylaws is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 16, 2017, at the annual meeting of the stockholders of the Company (the “Annual Meeting”), the Company submitted two matters to a vote of securities holders. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. The persons named as proxies on the proxy card voted in the manner indicated on the submitted proxy card and there was no solicitation of proxies in opposition to management’s nominees as listed in the proxy statement. All of management’s nominees were elected to the Board. Details of the voting are provided below:

Proposal 1:

To elect the persons named below to the Company’s Board of Directors to one-year terms expiring at the next Annual Meeting of stockholders (or until successors are elected or directors resign or are removed).

	Votes For	Votes Withheld	Broker Non-Votes
Ludmila Smolyansky	10,483,922	319,855	1,043,008
Julie Smolyansky	10,558,790	244,987	1,043,008
Edward Smolyansky	10,488,142	315,635	1,043,008
Pol Sikar	9,663,275	1,140,502	1,043,008
Renzo Bernardi	10,576,806	226,971	1,043,008
Paul Lee	9,304,555	1,499,222	1,043,008
Jason Scher	9,304,555	1,499,222	1,043,008

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Proposal 2:

	Votes For	Votes Against	Abstentions	Broker Non- Votes
To ratify the appointment of Mayer Hoffman McCann P.C. as our independent auditors for the fiscal year ending December 31, 2017	11,685,647	145,427	15,711	0

Item 9.01 Financial Statements and Exhibits.

EXHIBITS

3.1	Amended and Restated Bylaws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     June 22, 2017

LIFEWAY FOODS, INC.
By:	/s/ Douglas A. Hass
Name: Douglas A. Hass Title: General Counsel and Assistant Corporate Secretary

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.01	Amended and Restated Bylaws.

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